SECURITIES AND EXCHANGE COMMISSION Washington, D.C 20549.
---------------------------------- FORM 8-K CURRENT REPORT -----------------------------------
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 21, 2004
Commission File Number 0-1678
BUTLER NATIONAL CORPORATION (Exact name of Registrant as specified in its charter)
Kansas (State of Incorporation)	41-0834293 (I.R.S. Employer Identification No.)
19920 West 161st Street, Olathe, Kansas 66062 (Address of Principal Executive Office)(Zip Code)
Registrant's telephone number, including area code: (913) 780-9595
Former name, former address and former fiscal year if changed since last report: Not Applicable
Common Stock $.01 Par Value (Title of Class)

Item 5.	Other Events and FD Disclosure

On April 21, 2004 Butler National Corporation issued a press release announcing that the FAA had issued RVSM Group Approval to Avcon Industries, a wholly owned subsidiary of Butler National Corporation, for its Supplemental Type Certificate number ST01195WI. A copy of the press release is attached as an exhibit to this report on Form 8-K.

Item 7.	Exhibits
Exhibit 99	A copy of the press release is attached as an exhibit to this report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
BUTLER NATIONAL CORPORATION (Registrant)
April 21, 2004 Date	/S/ Clark D. Stewart Clark D. Stewart (President and Chief Executive Officer)
April 21, 2004 Date	/S/ Angela D. Seba Angela D. Seba (Chief Financial Officer)